SUPPLEMENT DATED MAY 2, 2005 TO THE
                    FIRST INVESTORS BLUE CHIP FUND PROSPECTUS
                             DATED JANUARY 31, 2005

The second paragraph under the heading "Who Manages the Blue Chip Fund?" on page 10 is deleted in its entirety and replaced with the following:

      Matthew S. Wright serves as Portfolio Manager of the Blue Chip Fund. Mr. Wright also serves as Portfolio Manager of the Value Fund, the Life Series Blue Chip Fund and the Life Series Value Fund. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst.

      James A. Hasso serves as Assistant Portfolio Manager of the Blue Chip Fund. Mr. Hasso also serves as Assistant Portfolio Manager of the Life Series Blue Chip Fund. Mr. Hasso joined FIMCO in March 2004 as an Equity Analyst. Mr. Hasso was a Senior Equity Analyst/Associate Portfolio Manager at Valenzuela Capital from 2001 to 2002 and a Senior Analyst at Mitchell Hutchins in 2000.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.